SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2001


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                  1-11459                 23-2758192
       ------------                  -------                 ----------
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


                                PPL Montana, LLC
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                   333-50350                54-1928759
         --------                   ---------                ----------
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)          Identification No.)


             303 North Broadway, Suite 400, Billings, Montana 59101
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (406) 869-5100
                                                           --------------

ITEM 5.   OTHER EVENTS
          ------------

     On June 26, 2001, the Montana Public Service Commission (MPSC) issued an order (MPSC Order) in which it found that The Montana Power Company (MPC) must continue to provide electric service to its customers at tariffed rates until its transition plan under the Montana Electricity Utility Industry Restructuring and Customer Choice Act is finally approved, and that purchasers of generating assets from MPC must provide electricity to meet MPC's full load requirements at prices to MPC that reflect costs calculated as if the generation assets had not been sold. PPL Montana, LLC, a subsidiary of PPL Corporation, purchased MPC's interest in two coal-fired plants and 11 hydroelectric units in 1999.

     On July 10, 2001, PPL Montana announced that it had filed a complaint against the MPSC with the U.S. District Court in Helena, Montana, challenging the MPSC Order. In its complaint, PPL Montana asserted, among other things, that the Federal Power Act preempts states from exercising regulatory authority over sale of electricity in wholesale markets, and requested the court to declare the MPSC action preempted, unconstitutional and void. In addition, the complaint requested that the MPSC be enjoined from seeking to exercise any authority, control or regulation of wholesale sales from PPL Montana's generating assets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In an unrelated matter, on July 13, 2001, PPL Montana filed an action in state court and a responsive pleading in federal court, both related to a breach of contract by Energy West Resources, Inc. (Energy West), a Great Falls, Montana-based energy aggregator. In the federal action, PPL Montana requested that the court refrain from issuing a preliminary injunction and lift a temporary restraining order that had been issued on July 6, 2001, prohibiting PPL Montana from seeking to terminate the contract under which it supplies energy to Energy West. In the state action, PPL Montana is seeking a judgment that Energy West violated the terms of the supply contract and should pay damages of at least $7.5 million. A copy of a press release regarding these matters is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     PPL Montana is unable to predict the ultimate effect of the MPSC order or the outcome of these actions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (c) Exhibits

     99.1 Press Release, dated July 10, 2001, regarding claims by PPL Montana, LLC relating to certain action by the MPSC.

     99.2 Press Release, dated July 13, 2001, regarding a claim by PPL Montana, LLC against Energy West, relating to an energy supply contract.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      PPL CORPORATION


                                      By:   /s/ James E. Abel
                                         --------------------------------------
                                         James E. Abel
                                         Vice President - Finance and Treasurer


                                      PPL MONTANA, LLC


                                      By:   /s/ Paul A. Farr
                                         --------------------------------------
                                         Paul A. Farr
                                         Vice President, Chief Financial Officer
                                         and Assistant Secretary

Dated:  July 17, 2001